Restructuring Charges	12 Months Ended
Dec. 31, 2014
Restructuring Charges [Abstract]
Restructuring Charges
Restructuring charges

Aggregate restructuring charges are included in M&I, litigation and restructuring charges on the income statement. Restructuring charges recorded in 2014 relate to corporate-level initiatives and were therefore recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, restructuring charges were reported in the Other segment. Severance payments are primarily paid over the salary continuance period in accordance with the separation plan.

Streamlining actions

In 2014, we disclosed streamlining actions which included rationalizing our staff and simplifying and automating global processes primarily related to actions taken across investment services, technology, and operations. The initial restructuring charge consisted of $125 million of severance costs. We recorded total restructuring charges of $184 million in 2014 primarily related to severance. The following table presents the activity in the reserve through Dec. 31, 2014.

Streamlining actions 2014 – restructuring reserve activity
(in millions)	Total
Original restructuring charge	$125
Net additional charges	59
Utilization	(92)
Balance at Dec. 31, 2014	$92

The table below presents the restructuring charge if it had been allocated by business.

Streamlining actions 2014 – restructuring charge by business (in millions)	2014
Investment Management	$23
Investment Services	83
Other segment (including Business Partners)	78
Total restructuring charge (recovery)	$184

Operational Excellence Initiatives

In 2011, we announced our Operational Excellence Initiatives which include an expense reduction initiative impacting approximately 1,500 positions, as well as additional initiatives to transform operations, technology and corporate services that will increase productivity and reduce the growth rate of expenses. We recorded a pre-tax restructuring charge of $107 million related to the Operational Excellence Initiatives in 2011. This charge consisted of $78 million of severance costs and $29 million primarily for operating lease-related items and consulting costs. In 2014, we recorded a recovery of $7 million. The following table presents the activity in the restructuring reserve related to the Operational Excellence Initiatives through Dec. 31, 2014.

Operational Excellence Initiatives 2011 – restructuring reserve activity
(in millions)	Severance	Other	Total
Original restructuring charge	$78	$29	$107
Net additional charges (net recovery/gain)	55	(57)	(2)
Utilization	(41)	28	(13)
Balance at Dec. 31, 2012	92	—	92
Net additional charge	45	—	45
Utilization	(57)	—	(57)
Balance at Dec. 31, 2013	80	—	80
Net additional charge (recovery)	(7)	—	(7)
Utilization	(45)	—	(45)
Balance at Dec. 31, 2014	$28	$—	$28

The table below presents the restructuring charge if it had been allocated by business.

Operational Excellence Initiatives 2011 – restructuring charge (recovery) by business				Total charges since inception
(in millions)	2014	2013	2012
Investment Management	$(1)	$4	$31	$51
Investment Services	(1)	25	19	84
Other segment (including Business Partners)	(5)	16	(52)	8
Total restructuring charge (recovery)	$(7)	$45	$(2)	$143